Henderson	Summary Prospectus ■ June 17, 2010
International Equity Fund
Class I Shares (HIEIX)

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and other information about the Fund online at www.henderson.com/sites/hen-derson/USinstitutional/funddocuments. You can also get this information free by calling 800.657.1493 or by sending an e-mail to fundcontact@hendersonna.com. The Fund’s Statutory Prospectus and Statement of Additional Information, each dated April 30, 2010, are incorporated by reference into (and are considered part of) this Summary Prospectus.

Investment Objective

The Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-US companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholders fees	Class I
(fees paid directly from your investment)	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Redemption Fee (shares redeemed or exchanged within 30 days of purchase)	None

Annual fund operating expenses	Class I
(expenses you pay each year as a percentage of the value of your investment)	Shares
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.46%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	2.32%
Fee Waiver and/or Expense Reimbursement (a)	1.16%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.16%

(a)The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Fund in order to limit total annual ordinary operating expenses to 1.15% of the Fund’s average daily net assets, excluding interest, taxes, brokerage commissions and other investment related costs and extraordinary expenses such as litigation or other expenses incurred in the ordinary course of business. The Fund’s Expense Limitation Agreement shall terminate upon the earlier of the termination of the Advisory Agreement or July 31, 2020. The Fund’s adviser may discontinue the Expense Limitation Agreement at any time after its expiration date.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1-Year	3-Year	5-Year	10-Year
$118	$369	$639	$1,414

You would pay the following expenses if you did not redeem your shares:

1-Year	3-Year	5-Year	10-Year
$118	$369	$639	$1,414

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities of non-US companies of all sizes. Under normal market conditions, at least 80% of its net assets will be invested in equity securities. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Non-US companies are broadly defined to include any company that meets one of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the US

•	50% or more of its assets are located in a country other than the US

•	50% or more of its revenues are derived from outside of the US

In choosing investments, the manager applies a fundamental, bottom-up approach. The managers generally seek companies which it believes can offer above average growth sustainably, or those whose growth has been underestimated by the market.

Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Japan and the markets of the Pacific Basin. However, selective investments may also be made in Latin America and in other parts of the world. The Fund may invest in emerging markets and may invest in new companies, both through initial public offerings and private placements.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

The Fund may use derivatives for both hedging and nonhedging purposes. Derivatives are financial instruments whose value is derived from the value of another security, a commodity (such as gold or oil), currency or an index. Examples of derivatives include forwards, options, contracts for differences, indexed securities, swaps, futures and options on futures. To the extent the Fund purchases derivatives, they may be used to enhance potential gain, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. Using derivatives may involve greater risks to the Fund than investing directly in securities.

The Fund generally sells a stock when, in the managers’ opinion, there is deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company’s outlook, if, in the managers’ opinion, a superior investment opportunity arises or to meet cash requirements. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Market and Equity Securities Risk. The risk that the stock price of one or more of the companies will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of common stocks, it is expected that the Fund’s net asset value (NAV) will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Smaller and Less Seasoned Companies Risk. The risk that the Fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the U.S. include currency fluctuations, economic or financial insolvency, a lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Non-Diversification Risk. The risk that, because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

•
Frequent Trading Risk. The risk that frequent buying and selling of investments will involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains, which could adversely affect the after tax return on your investment in the Fund. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The Fund’s portfolio turnover rate may be 100% or more.

•
Geographic Focus Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) are not liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance and by showing the Fund’s average annual total returns for the calendar period compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 800.657.1493.

Total Return (%)
per calendar year

During the one-year period ended December 31, 2009, the Fund’s highest and lowest quarterly returns were 30.94% and (11.64)% for the quarters ended June 30, 2009 and March 31, 2009, respectively.

Average Annual Total Returns for periods ended December 31, 2009	1 Year	Since Inception
(including maximum sales charges)%		%
CLASS I (Inception 1/31/2008)
Return Before Taxes	39.26	(9.06)
Return After Taxes on Distributions	39.25	(9.94)
Return After Taxes on Distributions and Sale of Fund Shares	25.54	(8.22)
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	32.46	(9.21)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund and Henderson Investment Management Limited is the sub-adviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Manraj Sekhon, Head of International Equities, has been a member of the Fund’s portfolio management team since January 31, 2008.

•	Yu-Jen Shih, CFA, Assistant Fund Manager for International Equities, has been a member of the Fund’s portfolio management team since January 31, 2008.

•	lain Clark, Chief Investment Officer of Henderson, has been a member of the Fund’s portfolio management team since January 31, 2008.

•	Simon Savill, European Small Cap Specialist, has been a member of the Fund’s portfolio management team since January 31, 2008.

•	Yun-Young Lee, CFA, Japanese Small Cap Specialist, has been a member of the Fund’s portfolio management team since January 31, 2008.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s shares:

Account Type	Minimum to Open an Account	Minimum Balance
Institutions and Individuals	$100,000	$0

You may purchase or redeem shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.

You may purchase or redeem shares of the Fund either through a financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMPRO-INTLEQ-610